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EXHIBIT 10.3



                         CONSENT OF INDEPENDENT AUDITORS


Gilat Satellite Networks Ltd.
21 Yegia Kapayim Street
Daniv Park, Kiryat Arye
Petah Tikva 49130
Israel


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-96630, 333-08826, 333-10092, 333-12466 and
333-12988), Form F-3 (Nos. 333-12242 and 333-12698), and Form F-4 (No.
333-71422) of our report dated January 17, 2002, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2002.

                                     Berman Hopkins Wright & LaHam CPAs LLP

April 14, 2003
Melbourne, Florida